EXHIBIT 10.1
                                  TECO ENERGY, INC.
                              1997 DIRECTOR EQUITY PLAN

          1.   Purpose.

               The purpose of the TECO Energy, Inc. 1997 Director Equity Plan (the "Plan") is to attract and retain highly qualified non-employee directors of TECO Energy, Inc. (the "Company") and to encourage non-employee directors to own shares of the Company's Common Stock, $1.00 par value (the "Common Stock"). The Plan is an amendment and restatement of the 1991 Director Stock Option Plan (the "1991 Plan"). No provision of the Plan will affect the rights and privileges of holders of outstanding options under the 1991 Plan.

          2.   Administration.

               The Plan will be administered by the Board of Directors of the Company (the "Board"). The Board will determine the terms and conditions of all awards under the Plan ( Awards ). The Board will have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it from time to time considers advisable, and to interpret the provisions of the Plan. The Board's decisions will be final and binding.

          3.   Eligibility.

               All directors of the Company who are not employees of the Company or any subsidiary of the Company will be eligible to participate in the Plan (a "Director").

          4.   Stock Available for Awards.

               (a) Amount. Subject to adjustment under subsection (b), Awards may be made under the Plan for up to 250,000 shares of Common Stock, together with all shares of Common Stock available for issue under the 1991 Plan on the effective date of the Plan. If any Award (including any stock option under the 1991 Plan) expires or is terminated unexercised or is forfeited or settled in a manner that results in fewer shares outstanding than were awarded, the shares subject to such Award, to the extent of such expiration, termination, forfeiture or decrease, will again be available for award under the Plan. Common Stock issued through the assumption or substitution of outstanding awards from an acquired company will not reduce the shares available for Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.


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               (b) Adjustment.  In the event that the Board determines that
          a n y    stock    dividend,    extraordinary    cash    dividend,
          recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other change affects the Common Stock such that an adjustment is required in order to preserve the benefits intended to be provided by the Plan, then the Board will equitably adjust any or all of (i) the number and kind of shares for which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards and (iii) the exercise price with respect to any of the
          foregoing.    In  making  such  adjustments, the Board may ignore
          fractional shares so that the number of shares subject to any Award will be a whole number. If considered appropriate, the Board may make provision for a cash payment with respect to all or part of an outstanding Award instead of or in addition to any such adjustment.

          5.   Types of Awards.

               (a) Stock Grants. The Board may make awards of shares of Common Stock ("Stock Grants") to Directors upon such terms and conditions as the Board determines. Stock Grants may include without limitation the payment of retainer and meeting fees or other Director compensation in stock (either on a mandatory basis
          o r at the election of the Director), restricted stock, performance shares, performance-accelerated restricted stock and b o n us stock. Stock Grants may be issued for no cash consideration, such minimum consideration as may be required by applicable law or such other consideration as the Board may determine.

               (b) Stock Options. The Board may grant options ("Stock Options") to purchase shares of Common Stock at an exercise price determined by the Board of not less than 100% of the fair market value of the Common Stock on the date of grant and upon such terms and conditions as the Board determines. Stock Options may include without limitation indexed stock options, performance-vested stock options, performance-accelerated stock options and reload options. Payment of the exercise price may be made in cash or, to the extent permitted by the Board at or after the grant of the Stock Option, in whole or in part by delivery of a promissory note or shares of Common Stock owned by the optionee, including Stock Grants, or by retaining shares otherwise issuable pursuant to the Stock Option, in each case valued at fair market value on the date of delivery or retention, or such other lawful consideration as the Board may determine.

               (c) Stock Equivalents. The Board may grant rights to receive payment from the Company based in whole or in part on the value of the Common Stock ("Stock Equivalents") upon such terms and conditions as the Board determines. Stock Equivalents may include without limitation phantom stock, performance units,

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          dividend  equivalents  and  stock  appreciation  rights ("SARs").
          SARs granted in tandem with a Stock Option will terminate to the extent that the related Stock Option is exercised, and the related Stock Option will terminate to the extent that the tandem
          SARs  are  exercised.    An  SAR  will  have  an  exercise  price
          determined by the Board of not less than 100% of the fair market value of the Common Stock on the date of grant, or of not less than the exercise price of the related Stock Option in the case of an SAR granted in tandem with a Stock Option. The Board will determine at the time of grant or thereafter whether Stock Equivalents are to be settled in cash, Common Stock or other securities of the Company, other Awards or other property.

          6.   General Provisions Applicable to Awards.

               (a) Fair Market Value. The fair market value of the Common Stock or any other property will be the fair market value of such property as determined by the Board in good faith or in the manner established by the Board from time to time.

               (b) Documentation. Each Award under the Plan will be evidenced by a writing delivered to the Director specifying such terms and conditions not inconsistent with the provisions of the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan. These terms and conditions may include without limitation performance criteria, vesting requirements, restrictions on transfer and payment rules. The Board may establish the terms and conditions at the time the Award is granted or may provide that such terms and conditions will be determined by it at any time thereafter.

               (c) Board Discretion. Each type of Award may be made alone, in addition to or in relation to any other Award. Awards may be made automatically on terms established by the Board. The terms of each type of Award need not be identical, and the Board need not treat Directors uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Board at the time of grant or at any time thereafter.

               (d) Dividends and Cash Awards. In the discretion of the Board, any Award under the Plan may provide the Director with (i) dividends or dividend equivalents payable currently or deferred with or without interest and (ii) cash payments in lieu of or in addition to an Award.

               (e) Termination of Service. The Board will determine the effect on an Award of the disability, death or termination of service of a Director and the extent to which, and the period during which, the Director's legal representative, guardian or beneficiary may receive payment of an Award or exercise rights thereunder. A Director may designate a beneficiary in a manner

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          determined  by  the  Board.    In  the  absence  of  an effective
          designation, a Director's beneficiary will be the Director's estate.

               (f) Loans. The Board may authorize the making of loans or cash payments to Directors in connection with the grant or exercise of any Award under the Plan, which loans may be secured by any security, including Common Stock, underlying such Award, and which may be forgiven upon such terms and conditions as the Board may establish at the time of such loan or at any time thereafter.

               (g) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type and changing the date of exercise or realization, provided that the Director's consent to such action will be required unless the action, taking into account any related action, would not adversely affect the Director.

               (h) Change in Control. In order to preserve a Director s rights under an Award in the event of a change in control of the Company, the Board in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or payment of the Award, (ii) provide for payment to the Director of cash or other property with a fair market value equal to the amount that would have been received upon the exercise or payment of the Award had the Award been exercised or paid upon the change in control, (iii) adjust the terms of the Award in a manner determined by the Board to reflect the change in control, (iv) cause the Award to be assumed, or new rights substituted therefor, by another entity or (v) make such other provision as the Board may consider equitable to the Director and in the best interests of the Company.

          7.   Miscellaneous.

               (a) No Right To Continue as Director. Neither the Plan nor any Award hereunder will be deemed to constitute an agreement or understanding that the Company will retain a Director for any period of time or at any particular rate of compensation.

               (b) No Rights As Shareholder. No Director or beneficiary will have any rights as a shareholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof. A Director to whom Common Stock is granted will be considered the holder of such Common Stock at the time of the Award except as otherwise provided in the applicable Award.

               (c) Effective Date.  The Plan will be effective on April 16,

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          1997.

               (d) Amendment of Plan. The Board of Directors of the Company may amend, suspend or terminate the Plan or any portion thereof at any time, subject to any shareholder approval that the Board determines to be necessary or advisable, provided that a Director's consent will be required for any amendment, suspension or termination that would adversely affect the rights of the Director under any outstanding Award.

               (e)  Governing  Law.    The  provisions  of the Plan will be
          governed by and interpreted in accordance with the laws of Florida.








































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